UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2017

UBI Blockchain Internet, LTD

(Exact name of registrant as specified in its charter)

Delaware	000-54236	27-3349143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 W. Charleston Blvd. Suite 110, Las Vegas		89117
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 702-544-0195

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 3, 2017, the Board of Directors UBI Blockchain Internet, LTD ("the Company") accepted the resignation of Mr. Barry Hall, in his position as Director and Chief Executive Officer of the Corporation. Mr. Hall desires to pursue other interests and does not have any disagreements with the Corporation on any matter relating to its operations, policies or practices. Mr. Hall has agreed to help transition the Company as a independent non-employee, specifically to help prepare the Form 10-Q for the period ending November 30, 2016.

On January 3, 2017, the Board accepted the resignation of Mr. Frank Arnone, in his position as Director of the Corporation. Mr. Arnone desires to pursue other interests and does not have any disagreements with the Corporation on any matter relating to its operations, policies or practices.

Prior to the resignations of Messrs. Hall and Arnone, on January 3, 2017, the Board of Directors of UBI Blockchain Internet, LTD, unanimously approved four new Board members. The Board of Directors filled the Board vacancies with the nomination of Tony Liu as Director, Jun Min, as Director, and Cosimo J. Patti as Director. Tony Liu, Jun Min, and Cosimo J. Patti each accepted the nominations and the position(s) of Director of the Company. They will hold these positions until their successor(s) shall be appointed or elected and shall qualify or until the earlier of their resignation or removal in the manner provided for in the By-laws of the Corporation. The Board appointed Tony Liu as CEO and Chan Cheung to the position as CFO and Secretary. The newly appointed officers serve at the pleasure of the Board, they will hold their positions until their successor(s) shall be appointed and shall qualify or until the earlier of their resignation or removal in the manner provided for in the By-laws of the Corporation.

CURRENT DIRECTORS AND OFFICERS

The names, ages and positions of the Company's director and executive officer are as follows:

Name	Age	Position & Offices Held

Tony Liu	63	Chairman of the Board and CEO
Chan Cheung	60	CFO, and Corporate Secretary
Jun Min	57	Director
Cosimo J. Patti	66	Director

Biographies of the Management Team of UBI Blockchain Internet, LTD

Tony Liu, Chairman of the Board and CEO.

Mr. Tony Liu brings a great deal of management experience to UBI. He has been Chairman of Hong Kong Silver Union Group Co., Ltd., since May, 2009. He is also a limited partner of Shenzhen Zhu Mao Investment Enterprise since July, 2015.

Chan Cheung, Chief Financial Officer and Corporate Secretary

Mr. Chan Cheung brings to the management team over 30 years of financial and accounting experience in banking, finance, and management, before joining the Company. Mr. Chan was CFO, Chief Compliance Officer, and corporate secretary of Neo-Neon Holdings Ltd. (1868.HK). He obtained a BS degree from Chinese University of Hong Kong in 1983, he is member of the Hong Kong Institute of Certified Public Accountants and Association of Chartered Certified Accountants.

Jun Min, Director

Mr. Jun Min has worked in the position of manager at Sanleyuan Group, in Hong Kong since 1993 to the present. He has a BA Degree from Zhongyang Broadcast TV University.

Cosimo J. Patti, Director

Mr. Cosimo Patti brings to the Company over 50-years in the financial services industry, where is worked in a variety of senior level positions. Mr. Patti was the President and Chairman of Technology Integration Group, Inc. D/B/A FSI Advisors Group, a global Financial Services (Bulletin Board listed TING) consulting organization from 1999 to 2005. In May 2009, Mr. Patti was appointed to the Board of Directors of China XD Plastics Company Limited (NASDAQ:CXDC), a company engaged in the development, manufacturing, and distribution of modified plastics primarily for use in automotive applications. In June 2007, Mr. Patti joined the Board of Directors of Advanced Battery Technologies, Inc. (NASDAQ:ABAT). He was the Director of Strategic Cross-border Business with Cedel Bank from 1996 to 1999. Since 1986, Mr. Patti has served as an appointed arbitrator to the New York Stock Exchange and the National Association of Securities Dealers adjudicating cases involving client disputes and improprieties. Mr. Patti attended Brooklyn College.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of December 31, 2016, for: a) each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock; b) each of our directors; c) each of our named executive officers; and d) all of our directors and executive officers as a group. We have determined beneficial ownership in accordance with the rules of the U. S. Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the following table have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they beneficially own. Applicable percentage ownership is based on 30,217,046 shares of Class A common stock and 6,000,000 shares of Class B common stock outstanding at December 31, 2016 for a total 36,217,045 common shares. With the exception of Class B shares, that can convert on a 1-for-1 basis for fully paid and nonassessable Class A Common Stock, at the option of the holder at any time upon written notice to the Company and its authorized transfer agent, we do not have any outstanding options, warrants or other securities exercisable for or convertible into shares of our common stock.

Shares Beneficially Owned					% of Total Voting Power (1)
	Class A Common		Class B Common
Name of Beneficial Owner	Shares	%	Voting Shares	%
Named Executive Officers and Directors:

Tony Liu (2) Chairman of the Board & CEO	30,000,000	99.3%	60,000,000	100%	99.8%

Chan Cheung, Director, CFO, Corporate Secretary	0	0.0%	0	0.0%	0.0%

Jun Min Director	0	0.0%	0	0.0%	0.0%

Cosimo J. Patti Director	0	0.0%	0	0.0%	0.0%

All executive officers and directors as a group (4 persons)	30,000,000	99.3%	60,000,000	100%	99.8%

(1) Percentage of total voting power represents voting power with respect to all shares of our Class A Common Stock (30,217,046 issued and outstanding) and Class B Voting stock (6,000,000 shares issued and outstanding), as a single class. The holder of our Class B Voting Stock is entitled to ten votes per share, and holders of our Class A Common Stock are entitled to one vote per share. The 6,000,000 Class B shares have voting rights equal to 60,000,000 common shares. Percentage of Total Voting Power is calculated based on an aggregate of 90,217,046 (30,217,046 Class A Common + 60,000,000 Class B Voting Common) shares issued and outstanding.

2) Tony Liu is the beneficial owner who exercises the sole voting and dispositive powers with respect to the shares owned and has the ultimate voting control over the shares held in the name of UBI Blockchain Internet, LTD, a Hong Kong Company, Smart-Space 3F, Level 9, Cyberport 3, 100 Cyberport Road, Hong Kong, People's Republic of China. This entity owns 30,000,000 Class A Common shares, 6,000,000 Class B Voting Shares, where each Class B share carries the vote of ten (10) Class A Shares, and 40,000,000 Class C Common Shares.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

With the change of ownership and management, the Board of Directors approved a change in the Company's fiscal year to December 31 from August 31.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UBI Blockchain Internet, Ltd. Registrant

Date: January 3, 2017	/s/ Barry Hall
Name: Barry Hall Principal Executive Officer